Exhibit 99.1

Contacts:	Debbie O’Brien	Stephanie Wakefield
	Corporate Communications	Investor Relations
	+ 1 650 385 5735	+1 650 385 5261
	dobrien@informatica.com	swakefield@informatica.com
INFORMATICA REPORTS ALL-TIME RECORD QUARTERLY REVENUES OF
$161.3 MILLION
Achieves 40 Percent Year-Over-Year License Revenue Growth
•	Total third quarter revenues grew 31 percent year-over-year to $161.3 million

•	Third-quarter record license revenues of $69.8 million

•	Third-quarter record GAAP earnings per diluted share of $0.21 and third-quarter record non-GAAP earnings per diluted share of $0.28

•	Signed a third-quarter record 73 deals over $300,000
REDWOOD CITY, Calif., October 21, 2010 — Informatica Corporation (NASDAQ: INFA), the world’s number one independent provider of data integration software, today announced financial results for the third quarter ended September 30, 2010.
“Our third quarter record results are further evidence of our sustained growth opportunity,” said Sohaib Abbasi, chairman and CEO, Informatica. “The increasing customer demand and our expansive product portfolio position us strongly to advance Informatica as the clear leader in data integration.”
Financial Highlights for the Third Quarter Ended September 30, 2010
Total revenues for the third quarter of 2010 were a record $161.3 million, an increase of 31 percent from $123.4 million recorded in the third quarter of 2009. License revenues were $69.8 million, an increase of 40 percent from $50.0 million recorded in the third quarter of 2009.

Income from operations for the third quarter, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $32.4 million, up 45 percent from $22.3 million in the third quarter of 2009.
GAAP net income for the third quarter of 2010 was $22.5 million or $0.21 per diluted share, up over 23 percent from $16.2 million or $0.17 per diluted share in the third quarter of 2009. For the three month periods ended September 30, 2010 and September 30, 2009, respectively, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $1.0 million of interest and convertible notes issuance cost amortization, net of applicable income taxes.
Non-GAAP income from operations for the third quarter of 2010 was $42.3 million, up 37 percent from $30.9 million in the third quarter of 2009. Non-GAAP net income for the third quarter of 2010 was $29.4 million or $0.28 per diluted share, up over 27 percent from $22.3 million or $0.22 per diluted share in the third quarter of 2009. Non-GAAP income from operations and non-GAAP net income exclude charges and tax benefits related to the amortization of acquired technology and intangible assets, facilities restructurings, acquisitions and other expenses, investment gains and stock compensation. A reconciliation of GAAP results to non-GAAP results is included below.
For the nine month period ended September 30, 2010, revenues were $452.0 million, an increase of 29 percent from the $349.8 million recorded for the first nine months of 2009. License revenues for the first nine months of 2010 were $194.9 million, up 36 percent from $142.8 million in the first nine months of 2009. GAAP net income for the first nine months of 2010 was $51.7 million or $0.50 per diluted share, up over 21 percent from $39.2 million or $0.41 per diluted share in the first nine months of 2009. Non-GAAP net income for the first nine months of 2010 was $76.2 million or $0.73 per diluted share, up over 23 percent from $58.1 million or $0.59 per diluted share in the first nine months of 2009. For the nine month periods ended September 30, 2010 and September 30, 2009, earnings per diluted share is calculated on an “if converted” basis, including the add-back of $2.9 and $3.1 million, respectively, of interest and convertible notes issuance cost amortization, net of applicable income taxes.

     Additional Highlights Achieved Since July 2010:
•	Signed repeat business with 286 customers. Customers continue to derive considerable value from their investments in Informatica solutions. Repeat customers included: American Red Cross, American Family Mutual Insurance, Deutsche Post, Healthways, Globe Telecom, Intercontinental Exchange, Modular Space and State Grid of China.

•	Added 68 new customers. Informatica increased its customer base this quarter to 4,200 companies. New customers included: Baystate Health Systems, FirstBank Data, Harris Teeter, Jiangxi Rural Credit Union, Waddell & Reed and Welch’s Food.

•	Identified as a Leader in Master Data Management. The Gartner 2010 Magic Quadrant for Master Data Management (MDM) of Customer Data report cited Informatica as a “Leader.” Also, for the first time, Informatica was featured in the 2010 Gartner Magic Quadrant for Master Data Management of Product Data. Informatica multi-domain MDM is the only product to appear in both the Gartner MDM of Product Data and MDM of Customer Data Magic Quadrants.

•	Named Market Winner in CRM Market Awards Program for Data Quality. Informatica has been awarded the “Market Winner” in CRM Magazine’s 2010 CRM Market Awards. This award marks the second consecutive year that Informatica Data Quality has been honored in this award program.

•	Selected as 2010 Company Of The Year by Entrepreneurs Foundation. The Entrepreneurs Foundation recognized Informatica’s commitment to giving back to the community. The Company of the Year award is given to the organization that, through its activities and partnerships, clearly demonstrates its commitment to philanthropic and community involvement programs.

•	Launched Partner Implementation Accreditation Program. The program, which is designed to validate the skills of Informatica partners, supplements existing training and certification programs. Partners can now demonstrate additional data integration and data quality implementation skills around Informatica technology to deliver higher value to customers.

•	Achieved top marks in Customer Satisfaction Survey for fifth consecutive year. Informatica received top marks for the fifth time in Customer Loyalty in the 2010 Data Integration Customer Satisfaction survey conducted by independent research firm TNS, a global market leader in insight and information.

Conference Call and Webcast
Informatica will discuss its third quarter 2010 results on a conference call today beginning at 2:00 p.m. PDT. A live webcast of the conference call will be available at http://www.informatica.com/investor. A replay of the call will also be available by dialing 706-645-9291, reservation number 67179085.
About Informatica
Informatica Corporation (NASDAQ: INFA) is the world’s number one independent provider of data integration software. Organizations around the world gain a competitive advantage in today’s global information economy with timely, relevant and trustworthy data for their top business imperatives. 4,200 enterprises worldwide rely on Informatica to access, integrate and trust their information assets held in the traditional enterprise, off premise and in the Cloud. For more information, call +1 650-385-5000 (1-800-653-3871 in the U.S.), or visit www.informatica.com.
Non-GAAP Financial Information
To supplement Informatica’s condensed consolidated financial statements prepared and presented on a GAAP basis, Informatica uses non-GAAP financial measures of income from operations, net income and net income per share. These measures are adjusted from income from operations, net income or net income per share prepared in accordance with GAAP to exclude the charges and expenses discussed above. The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for, or superior to, income from operations, net income or net income per share prepared in accordance with GAAP.

Informatica believes the disclosure of such non-GAAP financial measures is appropriate to enhance an overall understanding of its financial performance, its financial and operational decision making, and as a means to evaluate period to period comparisons. These adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Informatica’s performance, by excluding certain expenses and expenditures such as non-cash charges and discrete charges that are infrequent in nature, such as charges related to acquisitions, that may not be indicative of its underlying operating results. In addition, Informatica believes these non-GAAP financial measures are useful to investors because they allow for greater transparency into the indicators used by management as a basis for its financial and operational decision making. Informatica believes that the disclosure of these non-GAAP financial measures provides consistency and comparability of its recent financial results with its historical financial results, as well as to the operating results of similar companies in Informatica’s industry, many of which present similar non-GAAP financial measures to investors. As an example, Informatica believes that it enhances comparability with similar companies’ operating results by excluding stock compensation in its non-GAAP financial measures because of the different types of stock-based awards that companies may grant and because ASC 718 allows companies to use different valuation methodologies and subjective assumptions. In addition, Informatica believes that both management and investors benefit from referring to these non-GAAP financial measures when planning, analyzing and forecasting future periods.
There are a number of limitations related to these non-GAAP financial measures: (1) the non-GAAP measures exclude some costs that are recurring, particularly stock compensation, and we believe that stock compensation will continue to be a significant recurring expense for the foreseeable future; because stock compensation is an important part of our employees’ compensation, such payments can impact their performance; and (2) the items we exclude in our non-GAAP measures may differ from the components our peer companies exclude when they report their non-GAAP measures. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP measures and evaluating non-GAAP measures together with the corresponding measures calculated in accordance with GAAP.

Forward Looking Statements
This press release contains forward-looking statements relating to growth opportunities, customer demand, the benefits of our product portfolio and operational results. Such statements involve risks and uncertainties, and actual results may differ materially from the results described in this press release. The potential risks and uncertainties that could cause actual results to differ include, among others, risks related to (1) competition with larger companies that have longer operating histories and greater financial, technical, marketing, and other resources; and (2) uncertainty in the state of IT spending and the continued growth in the market for data integration solutions in general. Additional risks and uncertainties are included under the caption “Risk Factors” in Informatica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, which has been filed with the SEC and is available on our investor relations website at http://www.informatica.com. All information provided in this release is as of October 21, 2010 and Informatica undertakes no duty to update this information.
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Note: Informatica and Informatica Master Data Management are trademarks or registered trademarks of Informatica Corporation in the United States and in jurisdictions throughout the world. All other company and product names may be trade names or trademarks of their respective owners.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Revenues:
License	$69,829	$49,981	$194,892	$142,770
Service	91,421	73,413	257,149	207,026

Total revenues	161,250	123,394	452,041	349,796

Cost of revenues:
License	1,124	648	3,232	2,024
Service	25,304	18,759	73,402	55,605
Amortization of acquired technology	3,445	2,081	9,833	5,497

Total cost of revenues	29,873	21,488	86,467	63,126

Gross profit	131,377	101,906	365,574	286,670

Operating expenses:
Research and development	26,269	19,978	76,648	57,089
Sales and marketing	60,854	47,484	172,326	135,366
General and administrative	11,346	8,845	33,619	30,646
Amortization of intangible assets	2,280	2,754	7,345	7,239
Facilities restructuring charges	553	557	1,545	1,961
Acquisitions and other	(2,323)	—	1,326	—

Total operating expenses	98,979	79,618	292,809	232,301

Income from operations	32,398	22,288	72,765	54,369
Interest and other income (expense), net	(802)	(127)	(145)	752

Income before income taxes	31,596	22,161	72,620	55,121
Income tax provision	9,125	5,969	20,928	15,881

Net income	$22,471	$16,192	$51,692	$39,240

Basic net income per common share	$0.24	$0.18	$0.56	$0.45

Diluted net income per common share (1)	$0.21	$0.17	$0.50	$0.41

Shares used in computing basic net income per common share	92,794	88,283	91,746	87,837

Shares used in computing diluted net income per common share	109,494	103,516	108,283	102,507

(1)	Diluted EPS is calculated under the “if converted” method for the three and nine months ended September 30, 2010 and 2009. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million each for both of the three-month periods ended September 30, 2010 and 2009, and $2.9 million and $3.1 million for the nine-month periods ended September 30, 2010 and 2009, respectively.

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30,	December 31,
	2010	2009
	(unaudited)
Assets

Current assets:
Cash and cash equivalents	$227,316	$159,197
Short-term investments	198,648	305,283
Accounts receivable, net of allowances of $4,354 and $3,454, respectively	96,706	110,653
Deferred tax assets	24,027	23,673
Prepaid expenses and other current assets	27,176	15,251

Total current assets	573,873	614,057

Property and equipment, net	8,604	7,928
Goodwill and intangible assets, net	482,184	350,654
Long-term deferred tax assets	22,294	8,259
Other assets	10,139	8,724

Total assets	$1,097,094	$989,622

Liabilities and stockholders’ equity

Current liabilities:
Accounts payable and other current liabilities	$82,807	$96,113
Accrued facilities restructuring charges	19,089	19,880
Deferred revenues	153,379	139,629
Convertible senior notes	200,990	—

Total current liabilities	456,265	255,622

Convertible senior notes	—	201,000
Accrued facilities restructuring charges, less current portion	23,917	32,845
Long-term deferred revenues	6,184	4,531
Long-term deferred tax liabilities	318	516
Long-term income taxes payable	12,938	11,995

Stockholders’ equity	597,472	483,113

Total liabilities and stockholders’ equity	$1,097,094	$989,622

INFORMATICA CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended
	September 30,
	2010	2009
Operating activities:
Net income	$51,692	$39,240
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,614	4,063
Allowance (recovery) for doubtful accounts	(27)	221
Gain on sale of investment in equity interests	(1,824)	—
Gain on early extinguishment of debt	—	(337)
Stock compensation	17,017	13,132
Deferred income taxes	2,113	(3,421)
Tax benefits from stock compensation	15,159	2,631
Excess tax benefits from stock compensation	(14,389)	(2,812)
Amortization of intangible assets and acquired technology	17,178	12,736
Non-cash facilities restructuring charges	1,545	1,961
Other non-cash items	(2,146)	(44)
Changes in operating assets and liabilities:
Accounts receivable	23,240	7,425
Prepaid expenses and other assets	(2,307)	(300)
Accounts payable and other current liabilities	(12,575)	(20,085)
Income taxes payable	(13,285)	5,709
Accrued facilities restructuring charges	(11,143)	(9,766)
Deferred revenues	13,060	(2,825)

Net cash provided by operating activities	87,922	47,528

Investing activities:
Purchases of property and equipment	(4,584)	(2,037)
Purchases of investments	(211,977)	(306,577)
Purchase of patent	—	(2,420)
Purchase of investment in equity interest	(1,500)	—
Sale of investment in equity interest	4,824	—
Maturities and sales of investments	318,956	302,592
Business acquisitions, net of cash acquired	(168,777)	(86,024)

Net cash used in investing activities	(63,058)	(94,466)

Financing activities:
Net proceeds from issuance of common stock	44,807	28,832
Repurchases and retirement of common stock	(10,651)	(9,021)
Withholding taxes related to restricted stock units net share settlement	(1,713)	—
Credit facility closing costs	(1,881)	—
Repurchases of convertible senior notes	—	(19,200)
Excess tax benefits from stock compensation	14,389	2,812

Net cash provided by financing activities	44,951	3,423

Effect of foreign exchange rate changes on cash and cash equivalents	(1,696)	2,098

Net increase (decrease) in cash and cash equivalents	68,119	(41,417)
Cash and cash equivalents at beginning of period	159,197	179,874

Cash and cash equivalents at end of period	$227,316	$138,457

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Total revenues	$161,250	$123,394	$452,041	$349,796

Operating income:

GAAP operating income	$32,398	$22,288	$72,765	$54,369

Percentage of GAAP operating income to total revenues	20%	18%	16%	16%

Plus:
Amortization of acquired technology — Cost of revenues	3,445	2,081	9,833	5,497
Amortization of intangible assets — Operating expenses	2,280	2,754	7,345	7,239
Facilities restructuring charges — Operating expenses	553	557	1,545	1,961
Acquisitions and other — Operating expenses	(2,323)	—	1,326	—
Stock compensation — Cost of revenues	641	510	1,956	1,624
Stock compensation — Research and development	1,925	1,177	5,285	3,468
Stock compensation — Sales and marketing	1,817	1,452	5,383	4,397
Stock compensation — General and administrative	1,573	1,230	4,393	3,643
Patent contingency accrual reversal	—	(1,170)	—	(1,170)

Non-GAAP operating income	$42,309	$30,879	$109,831	$81,028

Percentage of Non-GAAP operating income to total revenues	26%	25%	24%	23%

Net income:

GAAP net income	$22,471	$16,192	$51,692	$39,240

Plus:
Amortization of acquired technology — Cost of revenues	3,445	2,081	9,833	5,497
Amortization of intangible assets — Operating expenses	2,280	2,754	7,345	7,239
Facilities restructuring charges — Operating expenses	553	557	1,545	1,961
Acquisitions and other — Operating expenses	(2,323)	—	1,326	—
Stock compensation — Cost of revenues	641	510	1,956	1,624
Stock compensation — Research and development	1,925	1,177	5,285	3,468
Stock compensation — Sales and marketing	1,817	1,452	5,383	4,397
Stock compensation — General and administrative	1,573	1,230	4,393	3,643
Patent contingency accrual reversal	—	(1,170)	—	(1,170)
Gain on sale of investment in equity interest	—	—	(1,824)	—
Income tax adjustments	(2,974)	(2,463)	(10,685)	(7,784)

Non-GAAP net income	$29,408	$22,320	$76,249	$58,115

INFORMATICA CORPORATION
GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Diluted net income per share: (1)

Diluted GAAP net income per share	$0.21	$0.17	$0.50	$0.41

Plus:
Amortization of acquired technology	0.03	0.02	0.09	0.05
Amortization of intangible assets	0.02	0.02	0.07	0.07
Facilities restructuring charges	0.01	0.01	0.02	0.02
Acquisitions and other	(0.02)	—	0.01	—
Stock compensation	0.06	0.04	0.16	0.13
Patent contingency accrual reversal	—	(0.01)	—	(0.01)
Gain on sale of investment in equity interest	—	—	(0.02)	—
Income tax adjustments	(0.03)	(0.03)	(0.10)	(0.08)

Diluted Non-GAAP net income per share	$0.28	$0.22	$0.73	$0.59

Shares used in computing diluted Non-GAAP net income per share	109,494	104,936	108,283	103,535

(1)	Diluted EPS is calculated under the “if converted” method for the three and nine months ended September 30, 2010 and 2009. This includes the add-back of interest and convertible notes issuance cost amortization, net of applicable income taxes of $1.0 million each for both of the three-month periods ended September 30, 2010 and 2009, and $2.9 million and $3.1 million for the nine-month periods ended September 30, 2010 and 2009, respectively.